April 18, 2016

Global X S&P 500® Catholic Values ETF

NASDAQ: CATH

2016 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/investorrelations.php. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2016, as amended and supplemented from time to time are incorporated by reference into (legally made a part of) this Summary Prospectus.

Global X S&P 500® Catholic Values ETF

Ticker: CATH Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X S&P 500® Catholic Values ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Catholic Values Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.39%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.39%
Expense Reimbursement and/or Fee Waiver:[2]	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%

1     "Other Expenses" reflect estimated expenses for the Fund's first fiscal year of operations.

2     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive or reimburse fees and/or limit Fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.29% of the Fund’s average daily net assets per year until at least March 1, 2017. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees and expenses it waived or reimbursed and/or limited pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, any reimbursement made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.29% during the period in which it is paid and the Board of Trustees has approved such reimbursement to the Adviser.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$30	$115

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is has not yet commenced operations, no portfolio turnover figures are available for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

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The S&P 500® Catholic Values Index is designed to provide exposure to U.S. equity securities included in the S&P 500® Index while maintaining alignment with the moral and social teachings of the Catholic Church. The Underlying Index is based on the S&P 500® Index, and generally comprises approximately 500 or less U.S. listed common stocks. All index constituents are members of the S&P 500® Index and follow the eligibility criteria for that index. From this starting universe, constituents are screened to exclude companies involved in activities which are perceived to be inconsistent with Catholic values as outlined in the Socially Responsible Investment Guidelines of the United States Conference of Catholic Bishops (“USCCB”). The Underlying Index then reweights the remaining constituents so that the Underlying Index’s sector exposures matches the sector exposures of the S&P 500® Index. The Underlying Index is sponsored by Standard & Poor’s Financial Services LLC (the “Index Provider”), which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. As of April 18, 2016, the Underlying Index had 469 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.
The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2015, the Fund was not concentrated in a particular sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from NASDAQ OMX (the “Exchange”).

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

International Closed-Market Trading: Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other exchange-traded funds.

Investment Risk: An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

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Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risks Related to Investing in the United States: The Fund may have significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or an ETF has exposure.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Social Responsibility Investment Risk: Certain social responsibility investment criteria limit the types of securities that can be included in the Underlying Index. This could cause the Underlying Index to underperform other benchmark indices, including the S&P 500® Index, and could cause the Fund to underperform other funds that do not have a social responsibility focus.

Strategy Risk: The Fund invests in stocks of companies with meet the Underlying Index’s investment criteria by excluding companies based on their involvement in one or more activities deemed by the investment criteria to be inconsistent with Catholic teachings. There can be no guarantee that the activities of the companies included in the Underlying Index will align with the moral and social teachings of the Catholic Church, or that the Underlying Index’s investment criteria will align fully with all interpretations of Catholic social teachings.

Tracking Error Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

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Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Luis Berruga, Chang Kim, CFA, James Ong and Hailey Harris (“Portfolio Managers”).

PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Funds’ distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Funds. The Funds will only issue or redeem shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Funds will issue or redeem Creation Units in return for a basket of cash and/or securities that the Funds specify each business day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax deferred arrangements may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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